                                                                    EXHIBIT 99.1

                            JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.   ESL PARTNERS, L.P.

Item                                 Information

Name:                                ESL Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    October 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ----------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    October 12, 2016

2.   SPE I PARTNERS, LP

Item                                 Information

Name:                                SPE I Partners, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    October 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ----------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    October 12, 2016

3.   SPE MASTER I, LP

Item                                 Information

Name:                                SPE Master I, LP

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    October 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      RBS Partners, L.P.
                                     Its:     General Partner

                                     By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ----------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    October 12, 2016

4.   RBS PARTNERS, L.P.

Item                                 Information

Name:                                RBS Partners, L.P.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    October 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:                           By:      ESL Investments, Inc.
                                     Its:     General Partner

                                     By:      /s/ Edward S. Lampert
                                              ---------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    October 12, 2016

5.   ESL INVESTMENTS, INC.

Item                                 Information

Name:                                ESL Investments, Inc.

Address:                             1170 Kane Concourse, Suite 200, Bay Harbor
                                     Islands, FL 33154

Designated Filer:                    Edward S. Lampert

Date of Event Requiring Statement    October 7, 2016
(Month/Day/Year):

Issuer Name and Ticker or Trading    Lands' End, Inc. [LE]
Symbol:

Relationship of Reporting Person(s)  10% Owner
to Issuer:

If Amendment, Date Original Filed    Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:    Form filed by More than One Reporting
                                     Person

Signature:
                                     By:      /s/ Edward S. Lampert
                                              ----------------------------------
                                     Name:    Edward S. Lampert
                                     Title:   Chief Executive Officer
                                     Date:    October 12, 2016